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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 22, 2004 (August 2, 2004) Date of Report (Date of earliest event reported)
Valmont Industries, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-31429 (Commission File Number)	47-0351813 (IRS Employer Identification No.)
One Valmont Plaza, Omaha, Nebraska (Address of principal executive offices)		68154 (Zip Code)
(Registrant's telephone number, including area code) (402) 963-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

        On May 4, 2004 Valmont Industries, Inc. issued $150 million of its 6 7/8% Senior Subordinated Notes in a private offering. Because the notes are guaranteed by certain of Valmont's subsidiaries, Valmont filed a Current Report on Form 8-K dated August 2, 2004 to set forth in Exhibit 99.1 the consolidated financial statements for Valmont, its guarantor subsidiaries and its non-guarantor subsidiaries in accordance with Rule 3-10 of Regulation S-X.

        Valmont is amending the Form 8-K to set forth in Note 19 of Exhibit 99.1 that the notes are guaranteed fully and unconditionally by the guarantor subsidiaries and that the guarantor subsidiaries are 100% owned by Valmont.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)
Exhibits

23.1	Consent of Deloitte & Touche LLP
99.1	Consolidated Financial Statements as of and for the year ended December 27, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALMONT INDUSTRIES, INC.
October 22, 2004	By:	/s/ TERRY J. MCCLAIN
	Name:	Terry J. McClain
	Title:	Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description	Page
23.1	Consent of Deloitte & Touche LLP
99.1	Consolidated Financial Statements as of and for the year ended December 27, 2003.

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EXPLANATORY NOTE
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX